                                                                   Exhibit 10.16

                                                                       EXHIBIT A


                            6% CONVERTIBLE DEBENTURE

     NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.


No. __                                                               US $250,000

                                Data Race, Inc.

                  6% CONVERTIBLE DEBENTURE DUE JUNE __, 2004


          THIS DEBENTURE is issued by Data Race, Inc., a corporation organized and existing under the laws of the State of Texas (the "Company") and is designated as its 6% Convertible Debenture due June __, 2004.

          FOR VALUE RECEIVED, the Company promises to pay to ______________ or permitted assigns (the "Holder"), the principal sum of Two Hundred Fifty Thousand and 00/100 (US $250,000) Dollars on June __, 2004 (the "Maturity Date") and to pay interest on the principal sum outstanding from time to time quarterly in arrears at the rate of 6% per annum (based upon a 360 calendar day year) accruing from the date of initial issuance. Accrual of interest shall commence on the first business day to occur after the date of initial issuance and continue until payment in full of the principal sum has been made or duly provided for. Quarterly interest payments shall be due and payable on December 1, April 1, June 1 and October 1 of each year, commencing with October 1, 2001. If any interest payment date or the Maturity Date is not a business day in the State of New York, then such payment shall be made on the next succeeding business day. The Company will pay the principal of, and any accrued but unpaid interest due upon this Debenture on the Maturity Date, by check or wire transfer to the person who is the registered Holder of this Debenture as of the tenth day prior to the Maturity Date and addressed to such Holder at the last address appearing on the Debenture Register. The Company shall not pay the principal due upon this Debenture prior to the Maturity Date without the express written consent of the Holder or as set forth in Section 3 herein. The forwarding of such check or money order on the Maturity Date shall constitute a payment of principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Debenture to the extent of the sum represented by such check or wire transfer plus any amounts so deducted.

          This Debenture is subject to the following additional provisions:

          1.  Withholdings.  The Company shall be entitled to withhold from all
              ------------
     payments of interest on this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and Holder shall execute and deliver all required documentation in connection therewith.

          2.  Transfers.  This Debenture has been issued subject to investment
              ---------
     representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), and other applicable state and foreign securities laws. The Holder shall deliver written notice to the Company of any proposed transfer of this Debenture. In the event of any proposed transfer of this Debenture, the Company may require, prior to issuance of a new Debenture in the name of such other person, that it receive reasonable transfer documentation including legal opinions that the issuance of the Debenture in such other name does not and will not cause a violation of the Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary. This Debenture has been executed and delivered pursuant to the Convertible Debentures and Warrants Purchase Agreement dated as of June 12, 2001 between the Company and the original Holder (the "Purchase Agreement"), and is subject to the terms and conditions of the Purchase Agreement, which are, by this reference, incorporated herein and made a part hereof. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

          3.  Optional Conversion.  The Holder of this Debenture is entitled, at
              -------------------
     its option, to convert at any time commencing on the date hereof until this Debenture is paid in full, the principal amount of this Debenture or any portion thereof, plus any accrued and unpaid interest, into shares of Common Stock of the Company ("Conversion Shares") at a conversion price for each share of Common Stock ("Conversion Price") equal to the lesser of (i) $_____ (110% of the Bid Price on the Trading Day immediately prior to the applicable Closing Date (and, at the Holder's option, if not listed on the Principal Market, the closing bid price of the Common Stock on the pink sheets or any other trading market) (the "Set Price")(subject to adjustment for stock splits and the like)), and (ii) 50% of the average of the five
     (5) lowest Bid Prices during the 25 Trading Days immediately preceding the applicable Conversion Date (and, at the Holder's option, if not listed on the Principal Market, the closing bid price of the Common Stock on the pink sheets or any other trading market). If, upon any conversion of this Debenture, the Company's issuance of Conversion Shares would cause it to violate any listing requirement of the Principal Market, then, at the election of the Holder, (i) the Holder may convert this Debenture at a Conversion Price equal to 100% of the Bid Price on the first Closing Date, or (ii) in lieu of such stock issuance, the Company shall pay the Holder cash in an amount equal to the highest Bid Price during the period commencing on the Conversion Date and ending on the Trading Day payment is actually delivered to the Holder multiplied by the number of Conversion Shares which would otherwise have been issuable upon such conversion, but which were not delivered because of said listing requirement. The Company shall be liable to the Holder for liquidated damages as set forth in
     Section 7(b) herein for failure to make such payments to Holder within three (3) Trading Days after the Conversion Date. Additionally, except for sales of its securities (i) pursuant to the exercise of options granted or to be granted under an employee benefit plan which plan has been approved by the Company's stockholders, (ii) pursuant to any compensatory plan for a full-time employee or key consultant, or (iii) in connection with a strategic partnership or other business transaction, the principal purpose of which is not simply to raise money, or (iv) pursuant to the Equity Line, if during the period beginning on the date hereof and ending when the Holder no longer holds any of the principal amount of this Debenture or any accrued but unpaid interest of this Debenture (the "MFN Period"), the Company sells any shares of its Common Stock at a per share selling price ("Per Share Selling Price") lower than the Set Price per share, then the Set Price shall be adjusted downward to equal such lower Per Share Selling Price. The Company shall give to each Holder written notice of any such sale within 24 hours of the closing of any such sale.


                    (a) For the purpose of this Section 3, the term "Per Share Selling Price" shall mean the amount actually paid by third parties for a share of Common Stock. A sale of shares of Common Stock shall include the sale or issuance of rights, options, warrants or convertible securities ("derivative securities") under which the Company is or may become obligated to issue shares of Common Stock, and in such circumstances the sale of Common Stock shall be deemed to have occurred at the time of the issuance of the derivative securities and the Per Share Selling Price of the Common Stock covered thereby shall also include the exercise or conversion price thereof (in addition to the consideration per underlying Conversion Share received by the Company upon such sale or issuance of the derivative security). In case of any such security issued within the MFN Period in a "Variable Rate Transaction" or an "MFN Transaction" (each as defined below), the Per Share Selling Price shall be deemed to be the lowest conversion or exercise price at which such securities are converted or exercised in the case of a Variable Rate Transaction, or the lowest adjustment price in the case of an MFN Transaction. If shares are issued for a consideration other than cash, the per share selling price shall be the fair value of such consideration as determined in good faith by the Board of Directors of the Company.

               (b) For the purpose of Section 3(a), the term "Variable Rate Transaction" shall mean a transaction in which the Company issues or sells (i) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock (but excluding standard stock split anti-dilution provisions), or (ii) any securities of the Company pursuant to an "equity line" structure which provides for the sale, from time to time, of securities of the Company which are registered for resale pursuant to the Securities Act.

               (c) For the purposes of Section 3(a), the term "MFN Transaction" shall mean a transaction in which the Company issues or sells any securities in a capital raising transaction or series of related transactions (the "New Offering") which grants to an investor (the "New Investor") the right to receive additional shares based upon future transactions of the Company on terms more favorable than those granted to the New Investor in the New Offering.

               (d) In case of any stock split or reverse stock split, stock dividend, reclassification of the common stock, recapitalization, merger or consolidation, or like capital adjustment affecting the Common Stock of the Company, the provisions of this Section 3 shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof.

          4.  Interest.  The rate of interest on this Debenture shall be six
              --------
percent (6%), per annum (based upon a 360 calendar day year), on the outstanding principal until paid, redeemed or converted. The Company shall have the right to issue registered Common Stock in exchange for interest otherwise payable in cash pursuant to this Debenture. The exact number of shares of Common Stock into which such interest payment is convertible shall be determined as set forth in
Section 3.

          5.  Redemption.  The Company shall have the right to deliver to the
              ----------
Holder a written notice ("Redemption Notice") of the Company's intent to redeem all or any part of the outstanding principal amount of this Debenture provided that it also pays at such time all accrued but unpaid interest on the entire outstanding principal amount plus the applicable Payment Premium. The Payment Premium shall be (i) if the redemption payment is made prior to the 75th Trading Day after the first Closing Date, 20% of the outstanding principal amount being redeemed, and (ii) if the redemption payment is made on or after the 75th Trading Day after the first Closing Date, 30% of the outstanding principal amount being redeemed. The Company shall give the Holder at least five (5) Trading Days' notice prior to the date a redemption payment is made ("Redemption Date"). The Redemption Date and the outstanding principal amount being redeemed shall be set forth in the Redemption Notice. The Holder shall have the right to convert this Debenture as set forth in Section 3 until the Trading Day immediately prior to the Trading Day set for payment of the redemption price. If the Company fails to make the redemption payment to the Holder on the Redemption Date, the Company shall thereafter not have any further right to redeem this Debenture. Additionally, at the election of each Investor, the Company shall use at least 50% of the net proceeds from any other sale for cash of its securities (including the Equity Line) (each a "Subsequent Sale"), to redeem this Debenture, plus all accrued but unpaid interest and the applicable Payment Premium (as set forth above). The Company shall give the Holder at least five
(5) Trading Days' notice prior to the closing date of a Subsequent Sale (each a "Subsequent Sale Closing Date"). The Company shall make redemption payments to the Holder on such Subsequent Sale Closing Date directly out of the proceeds of any such Subsequent Sale. The Holder shall have the right to convert this Debenture as set forth in Section 3 until the Trading Day i mmediately prior to the Trading Day set for payment of the redemption price.

          6.  Maturity.  On the Maturity Date, the Company shall pay the
              --------
principal of and any accrued but unpaid interest due upon this Debenture, less any amounts required by law to be deducted, to the registered Holder of this Debenture and addressed to such Holder at the last address appearing on the Debenture Register. The Company shall not have the right to pre-pay this Debenture, except pursuant to Section 5 herein, without the prior written consent of the Holder.

          7.  Conversion Procedure.

              (a) Conversion shall be effectuated by surrendering this
Debenture to the Company (if such Conversion will convert all outstanding principal) together with the form of conversion notice attached hereto as Exhibit A (the "Notice of Conversion"), executed by the Holder of this Debenture
---------
evidencing such Holder's intention to convert this Debenture or a specified portion of this Debenture and if, and only if, the Holder intends to convert the entire outstanding principal amount of this Debenture, the surrender of this Debenture. Interest accrued or accruing from the Conversion Date shall be paid as set forth above. No fraction of a share or scrip representing a fraction of a share will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The Conversion Date shall be deemed to be the date on which the Holder faxes the Notice of Conversion duly executed to the Company. Facsimile delivery of the Notice of Conversion shall be accepted by the Company at facsimile number (210) 558-0356 Attn: James G. Scogin. Certificates representing Common Stock upon conversion will be delivered to the Holder within three (3) Trading Days from the Conversion Date. Delivery of shares upon conversion shall be made to the address specified by the Holder in the Notice of Conversion.

              (b) The Company understands that a delay in the issuance of the Conversion Shares (without legends, if issued during any periods that the Registration Statement is effective or sales may be made pursuant to Rule 144 under the Securities Act and hereinafter referred to as "Rule 144") beyond the three (3) Trading Day period described in Section 7(a) could result in economic loss to the Holder. As compensation to the Holder for such loss, the Company agrees to pay late payments to the Holder for late issuance of Conversion Shares (without legends, if issued during any periods that the Registration Statement is effective or sales may be made pursuant to Rule 144 under the Securities Act and hereinafter referred to as "Rule 144") in accordance with the following schedule (where "No. Trading Days Late" is defined as the number of Trading Days beyond three (3) Trading Days from the Conversion Date).


-----------------------------------------------------------------------
No. Trading Days Late                Late Payment for Each

                                     $5,000 of Principal Amount

                                     Being Converted
-----------------------------------------------------------------------
          1                           $100
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          2                           $200
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                                       4

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No. Trading Days Late                Late Payment for Each

                                     $5,000 of Principal Amount

                                     Being Converted
-----------------------------------------------------------------------

          3                           $300
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          4                           $400
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          5                           $500
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          6                           $600
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          7                           $700
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          8                           $800
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          9                           $900
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          10                        $1,000
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          More than 10              $1,000 +$200 for each Trading Day
                                    Late beyond 10 Trading Days
-----------------------------------------------------------------------

          The Company shall pay any payments incurred under this Section 7(b) in immediately available funds upon demand. Nothing herein shall limit Holder's right to pursue injunctive relief and/or actual damages for the Company's failure to issue and deliver Conversion Shares (without legends, if issued during any periods that the Registration Statement is effective or sales may be made pursuant to Rule 144 under the Securities Act and hereinafter referred to as "Rule 144") or a new Debenture to the Holder, including, without limitation, the Holder's actual losses occasioned by any "buy-in" of Common Stock necessitated by such late delivery. Furthermore, in addition to any other remedies which may be available to the Holder, in the event that the Company fails for any reason to effect delivery of such Conversion Shares (without legends, if issued during any periods that the Registration Statement is effective or sales may be made pursuant to Rule 144 under the Securities Act and hereinafter referred to as "Rule 144") within three (3) Trading Days from the Conversion Date, the Holder will be entitled to revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company, whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion except that the Holder shall retain the right to receive both any late payment liquidated damages as set forth above, accrued as of the revocation date, plus the actual net costs of any "buy-in".

          (c) If at any time (i) the Company challenges, disputes or denies the right of the Holder to effect the conversion of this Debenture into Conversion Shares or, if applicable, cash, or otherwise dishonors or rejects any Notice of Conversion properly delivered in accordance with this
     Section 7, or (ii) any Company stockholder who is not and has never been an Affiliate (as defined in Rule 405 under the

     Securities Act of 1933, as amended) of the Holder obtains a judgment or any injunctive relief from any court or public or governmental authority which denies, enjoins, limits, modifies, delays or disputes the right of the Holder hereof to effect the conversion of this Debenture into Conversion Shares, then the Holder shall have the right, by written notice, to require the Company to promptly redeem this Debenture for cash at a redemption price equal to one hundred fifty percent (150%) of the outstanding principal amount hereof and all accrued and unpaid interest hereon. Under any of the circumstances set forth above, the Company shall indemnify and hold harmless the Holder and be responsible for the payment of all costs and expenses of the Holder, including its reasonable legal fees and expenses, as and when incurred in disputing any such action or pursuing its rights hereunder (in addition to any other rights of the Holder). In the event a Holder of this Debenture shall elect to convert any or all of the outstanding principal amount hereof, the Company may not refuse conversion based on any claim that the Holder or any one associated or affiliated with the Holder of has been engaged in any violation of law, agreement or for any other reason, unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or part of this Debenture shall have been sought and obtained and the Company posts a surety bond for the benefit of the Holder in the amount of 150% of the principal amount of this Debenture outstanding, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of an injunction precluding the same, the Company shall issue Conversion Shares or, if applicable, cash, upon a properly noticed conversion.

          8.  Company's Obligation.  No provision of this Debenture shall alter
              --------------------
or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency or Conversion Shares herein prescribed. This Debenture is a direct obligation of the Company.

          9.  Recourse.  No recourse shall be had for the payment of the
              --------
principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, employee, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

          10.  Merger, Consolidation or Sale of Assets.  In case of any (a)
               ---------------------------------------
merger or consolidation of the Company with or into another Person, or (b) sale by the Company of more than one-half of the assets of the Company (on an as valued basis) in one or a series of related transactions, the Holder shall have the right to (i) deem such an occurrence an Event of Default and exercise its rights of prepayment pursuant to Section 14 herein, (ii) convert its aggregate principal amount of this Debenture then outstanding into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger, consolidation or sale, and the Holder shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the Conversion Shares into which such aggregate principal amount of this Debenture could have been converted immediately prior to such merger, consolidation or sales would have been entitled, or (iii) in the case of a merger or consolidation, (A) require the surviving entity to issue securities with such aggregate stated value or in such face amount, as the case may be, equal to the aggregate principal amount of this Debenture then held by the Holder, plus all accrued and unpaid interest and other amounts owing thereon, which newly issued securities shall have terms identical (including with respect to conversion) to the terms of this Debenture and shall be entitled to all of the rights and privileges of the Holder of this Debenture set forth herein and the agreements pursuant to which this Debenture was issued (including, without limitation, as such rights relate to the acquisition, transferability, registration and listing of such shares of stock other securities issuable upon conversion thereof), and (B) simultaneously with the issuance of such securities, shall have the right to convert such instrument only into shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger or consolidation. The terms of any such merger, sale or consolidation shall include such terms so as to continue to give the Holder the right to receive the securities, cash and property set forth in this Section upon any conversion or redemption following such event. This Section shall similarly apply to successive such events.

          11.  Obligations of Holder.  The Holder, by acceptance hereof, agrees
               ---------------------
that this Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture or the Conversion Shares thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

          12.  Governing Law.  This Debenture shall be governed by and construed
               -------------
in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

          13.  Event of Default.  The following shall constitute an "Event of
               ----------------
Default":

          The Company shall default in the payment of principal or interest on this Debenture and same shall continue for a period of three (3) Trading
Days; or

               a. Any of the material representations or warranties made by the Company herein, in the Purchase Agreement, the Registration Rights Agreement, or in any agreement, certificate or financial statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of this Debenture or the Purchase Agreement shall be false or misleading in any material respect at the time made; or

               b. The Company fails to issue Conversion Shares to the Holder or to cause its Transfer Agent to issue Conversion Shares, or, if applicable, cash, upon proper exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Debenture, fails to transfer or to cause its Transfer Agent to transfer any certificate for Conversion Shares issued to the as and when required by this Debenture or the Registration Rights Agreement, and such transfer is otherwise lawful, or fails to remove any restrictive legend or to cause its Transfer Agent to transfer any certificate or any Conversion Shares issued to the Holder as and when required by this Debenture, the Purchase Agreement or the Registration Rights Agreement and such legend removal is otherwise lawful, and any such failure shall continue uncured for five (5) business days; or

               c. The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under the Purchase Agreement, the Registration Rights Agreement or this Debenture; or

               d. The Company shall (i) admit in writing its inability to pay its debts generally as they mature; (ii) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or
          (iii) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

               e. A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

               f. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed wi thin sixty (60) days thereafter; or

               g. Any money judgment, writ or warrant of attachment, or similar process in excess of One Hundred Thousand ($100,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of sixty (60) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

               h. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding;

               i. The Registration Statement is not declared effective by the Commission within one hundred twenty (120) days from the first Closing; and

               j. The Company shall have its Common Stock suspended or delisted from trading on a Principal Market for in excess of five (5) Trading Days.


          Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

          14.  Rights as Shareholder.  Nothing contained in this Debenture shall
               ---------------------
be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof. Upon delivery to the Company of a Notice of Conversion by a Holder, such Holder shall immediately be deemed a shareholder of the Company with respect to the Conversion Shares to be issued pursuant to such Notice of Conversion.

          15.  Limitation on Conversion.  In no event shall the Holder be
               ------------------------
permitted to convert this Debenture for Conversion Shares to the extent that (a) the number of shares of Common Stock beneficially owned by such Holder (other than Conversion Shares) plus (b) the number of Conversion Shares, would be equal to or exceed 9.9% of the number of shares of Common Stock then issued and outstanding, including shares issuable upon conversion of this Debenture held by such Holder after application of this Section 16. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. To the extent that the limitation contained in this Section 15 applies, the determination of whether this Debenture is convertible (in relation to other securities owned by the Holder) and of which a portion of this Debenture is convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder's determination of whether this Debenture is convertible (in relation to other securities owned by such Holder) and of which portion of this Debenture is convertible, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. Nothing contained herein shall be deemed to restrict the right of a Holder to convert this Debenture at such time as such conversion will not violate the provisions of this Section 15. The provisions of this Section 15 may be waived by the Holder of this Debenture upon, at the election of the Holder, not less than 61 calendar days' prior notice to the Company, and the provisions of this Section 15 shall continue to apply until such 61st day (or, at the election of the Holder, such later date as may be specified in such notice of waiver). No conversion of this Debenture in violation of this Section

15 but otherwise in accordance with this Debenture shall affect the status of the Common Stock issued upon such conversion as validly issued, fully-paid and nonassessable. If instead of receiving cash on the Maturity Date the Holder instead exercises its right to convert this Debenture into Common Stock pursuant to Section 3 by delivery of a Notice of Conversion prior to receipt of payment, and such conversion would cause the limit contained in the first sentence of this Section 15 to be exceeded, such conversion of this Debenture shall occur up to such limit and the remaining unconverted portion of this Debenture shall be converted into Common Stock in accordance with one or more Notices of Conversion delivered by the Holder 61 days after the Maturity Date.

          16.  Section Headings.  The headings used in this Debenture are used
               ----------------
for convenience only and are not to be considered in construing or interpreting this Debenture.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: June __, 2001

                              DATA RACE, INC.

                              By:
                                  ---------------------------------------
                                  Michael McDonnell, President & CEO


Attest:


----------------------

                                   EXHIBIT A

                             NOTICE OF CONVERSION

  (To be Executed by the Registered Holder in order to Convert the Debenture)

          The undersigned hereby irrevocably elects to convert $ ___________ of the principal amount of the above Debenture No. ___ into Shares of Common Stock of Data Race, Inc. (the "Company") according to the conditions hereof, as of the date written below.

Date of Conversion*
                   -----------------------------------------------------------

Conversion Price *
                   -----------------------------------------------------------

Accrued Interest
                 -------------------------------------------------------------

Signature
          --------------------------------------------------------------------
                           [Name]

Address:
         ---------------------------------------------------------------------

         ---------------------------------------------------------------------


*If such conversion represents the remaining principal balance of the Debenture, the original Debenture must accompany this notice within three Trading Days.